SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 18, 2008 (January 16, 2008)

GEOVAX LABS, INC.
(Exact name of registrant as specified in Charter)

Illinois (State or other jurisdiction of incorporation or organization)	000-52091 (Commission File No.)	87-0455038 (IRS Employee Identification No.)
1256 Briarcliff Road N.E.
Emtech Bio Suite 500
Atlanta, Georgia 30306
(Address of Principal Executive Offices)
(404) 727-0971
(Issuer Telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 CONSULTING AGREEMENT
EX-10.2 COMMON STOCK PURCHASE WARRANT

     This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant” or “GeoVax”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant’s management as well as estimates and assumptions made by the registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the registrant or the registrant’s management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant’s industry, operations and results of operations and any businesses that may be acquired by the registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item1.01 Entry into a Material Definitive Agreement
     On January 16, 2008, the Registrant entered into a consulting agreement (the “Consulting Agreement”) with Equinox One Consulting, LLC (“Equinox”), whereby Equinox has been engaged to provide certain investor relations and financial consulting activities. The term of the Consulting Agreement will expire on December 31, 2008, although it may be renewed by the agreement of the parties. The Consulting Agreement may be terminated by either party on 30 days notice, immediately upon notice given by a non-breaching party to a breaching party or, at the Registrant’s election, in the event of any voluntary or involuntary dissolution of the Registrant resulting from any merger or consolidation in which the Registrant is not the surviving corporation or any transfer of all or substantially all of the Registrant’s assets. Provided it is not otherwise terminated, the Consulting Agreement provides for the issuance, during the initial term, of 500,000 shares (the “Shares”) of the Registrant’s common stock and a three year warrant (the “Warrant”) to purchase a total of 2,700,000 shares of its common stock at an exercise price of $0.33 per share. Neither the Shares nor the common stock underlying the Warrant have been registered with the Securities and Exchange Commission and no registration rights were granted to Equinox. A copy of the Consulting Agreement and Warrant Agreement are attached as exhibits to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits. Other than the Consulting Agreement, there is no relationship between Equinox and the Registrant.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
          Not applicable.
     (b) Pro Forma Financial Information
          Not applicable.
     (c) Exhibits

10.1	Consulting Agreement with Equinox One Consulting, LLC
10.2	Common Stock Purchase Warrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 18, 2008

GEOVAX LABS, INC.
By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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